UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

Telaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35982	20-5480343
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 Broadway, 16th Floor,
New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 723-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	TLRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On January 30, 2020, Telaria, Inc. (“Telaria”) and The Rubicon Project, Inc. (“Rubicon Project”) issued a joint press release reporting the estimated financial results for Rubicon Project and for Telaria for the full year 2019 and for the fourth quarter ended December 31, 2019. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events

The disclosure above in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

On January 30, 2020, Rubicon Project filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a document that serves as a preliminary prospectus of Rubicon Project and a preliminary joint proxy statement of Rubicon Project and Telaria (the “preliminary joint proxy statement/prospectus”). The preliminary joint proxy statement/prospectus is not final and may be further amended before the registration statement is declared effective by the SEC and Telaria and Rubicon Project file their definitive joint proxy statement/prospectus. The preliminary joint proxy statement/prospectus contains, and the definitive joint proxy statement/prospectus will contain, important information about the proposed transaction and related matters. Investors and security holders of Telaria and Rubicon Project are urged to carefully read the entire preliminary joint proxy statement/prospectus (and any amendments thereto and the definitive version thereof when such filings become available) and other filings made in connection therewith because such documents will contain important information about the proposed business combination. A definitive joint proxy statement/prospectus will be sent to the stockholders of Telaria and Rubicon Project.

Investors and security holders will be able to obtain copies of the preliminary joint proxy statement/prospectus and definitive joint proxy statement/prospectus (when available) and other documents filed by Rubicon Project and Telaria, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Telaria will be made available free of charge on Telaria’s website at https://telaria.com/ under the link “Investor Relations” and then under the heading “SEC Filings.” Copies of documents filed with the SEC by Rubicon Project will be made available free of charge on Rubicon Project’s website at https://rubiconproject.com/ under the link “Investor” and then under the heading “Financials and Filings” and the subheading “SEC Filings.”

Participants in the Solicitation

Rubicon Project and Telaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Rubicon Project common stock and Telaria common stock in respect of the proposed transaction. Information about Rubicon Project’s directors and executive officers is set forth in Rubicon Project’s Form 10-K for the year ended 2018 and the proxy statement for Rubicon Project’s 2019 Annual Meeting of Stockholders, which were filed with the SEC on February 27, 2019 and April 5, 2019, respectively. Information about Telaria’s directors and executive officers is set forth in Telaria’s Form 10-K for the year ended 2018 and the proxy statement for Telaria’s 2019 Annual Meeting of Stockholders, which were filed with the SEC on March 19, 2019 and April 24, 2019, respectively. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus, and will be contained in the definitive joint proxy statement/prospectus (when available) and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Notice Regarding Forward-Looking Statements

This document may contain forward-looking statements, including statements based upon or relating to Rubicon Project’s and Telaria’s expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning anticipated financial performance, including, without limitation, revenue, advertising spend, non-GAAP loss per share, profitability, net income (loss), Adjusted EBITDA, earnings per share, and cash flow; strategic objectives, including focus on header bidding, mobile, video, Demand Manager, and private marketplace opportunities; investments in Rubicon Project’s or Telaria’s business; development of Rubicon Project’s or Telaria’s technology; introduction of new offerings; the impact of transparency initiatives Rubicon Project or Telaria may undertake; the impact of Rubicon Project’s traffic shaping technology on its business; the effects of cost reduction initiatives; scope and duration of client relationships; the fees Rubicon Project or Telaria may charge in the future; business mix and expansion of Rubicon Project’s or Telaria’s mobile, video and private marketplace offerings; sales growth; client utilization of Rubicon Project’s or Telaria’s offerings; Rubicon Project’s or Telaria’s competitive differentiation; Rubicon Project’s or Telaria’s market share and leadership position in the industry; market conditions, trends, and opportunities; user reach; certain statements regarding future operational performance measures including ad requests, fill rate, paid impressions, average CPM, take rate, and advertising spend; benefits from supply path optimization; anticipated benefits of the merger, including estimated synergies and cost savings resulting from the merger; the expected timing of completion of the merger; estimated costs associated with such transactions; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect Rubicon Project’s and Telaria’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the failure to satisfy the closing conditions; the possibility that the consummation of the proposed transactions is delayed or does not occur, including the failure of the parties’ stockholders to approve the proposed transactions; uncertainty as to whether the parties will be able to complete the merger on the terms set forth in the Merger Agreement; uncertainty regarding the timing of the receipt of required regulatory approvals for the merger and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the merger as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all; the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the Merger Agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the Merger Agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the merger; uncertainty as to the effects of the announcement or pendency of the merger on the market price of the parties’ respective common stock and/or on their respective financial performance; uncertainty as to the long-term value of Rubicon Project’s and Telaria’s common stock; the business, economic and political conditions in the markets in which Rubicon Project and Telaria operate; Rubicon Project’s and Telaria’s ability to continue to grow and to manage their growth effectively; Rubicon Project’s and Telaria’s ability to develop innovative new technologies and remain market leaders; the effect on the advertising market and Rubicon Project’s and Telaria’s businesses from difficult economic conditions or uncertainty; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; Rubicon Project’s and Telaria’s ability to adapt effectively to shifts in digital advertising; the effects, including loss of market share, of increased competition in Rubicon Project’s and Telaria’s markets and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors; the effects of consolidation in the ad tech industry; acts of competitors and other third parties that can adversely affect Rubicon Project’s and Telaria’s businesses; Rubicon Project’s and Telaria’s ability to differentiate their offerings and compete effectively in a market trending increasingly toward commodification, transparency, and disintermediation; potential adverse effects of malicious activity such as fraudulent inventory and malware; costs associated with defending intellectual property infringement and other claims; Rubicon Project’s and Telaria’s ability to attract and retain qualified employees and key personnel; and Rubicon Project’s and Telaria’s ability to comply with, and the effect on their businesses of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELARIA, INC.
(Registrant)

Date: January 30, 2020	By:	/s/ Aaron Saltz
	Name:	Aaron Saltz
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release, dated January 30, 2020, issued by Telaria, Inc. and The Rubicon Project, Inc.